SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange
              Act of 1934(Amendment No.______)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


Sunburst Funds
(Name of Registrant as Specified In Its Charter)



Federated Investors
(Name of Person(s) Filing Proxy Statement)


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     Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
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       transaction applies:

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[  ] Check the box if any part of the fee is offset as
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                       SUNBURST FUNDS

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD DECEMBER 16, 1994


     A special meeting of the shareholders of SUNBURST FUNDS (the "Trust"), which is comprised of one investment portfolio, Sunburst Short-Intermediate Government Bond Fund (the "Fund"), will be held at the Trust's principal offices on the 19th Floor of Federated Investors Tower, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. on December 16, 1994, for the following purposes:
  (1) To approve or disapprove a new Investment Advisory Contract between Sunburst Bank, Mississippi and the Trust;
  (2)  To elect the Board of Trustees; and
  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Trustees have fixed November 4, 1994 as the record date for determination of shareholders entitled to vote at this special meeting.

     THE ANNUAL REPORT FOR THE SUNBURST SHORT-INTERMEDIATE
GOVERNMENT BOND FUND, DATED SEPTEMBER 30, 1994, IS BEING
MAILED CONCURRENTLY WITH THE PROXY MATERIALS.

                                        By Order of the Trustees

                                        John W. McGonigle
                                                  Secretary


November 15, 1994

          PLEASE SIGN, DATE AND RETURN THE ENCLOSED
         PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE



YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
                       SUNBURST FUNDS

                  Federated Investors Tower
             Pittsburgh, Pennsylvania 15222-3779

                       PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the December 16, 1994 special meeting of shareholders ("Special
Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material is being borne by the Trust.
Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, Federated Services Company (the Trust's transfer agent), or
Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs and returns the proxy card but does not indicate a choice as to any of the items on the proxy card, the named proxies will vote those shares in favor of such proposal(s).

     On November 4, 1994, the Trust had outstanding 1,286,317 shares of beneficial interest ("Shares"), all issued to shareholders of the Trust's only portfolio, Sunburst Short-Intermediate Government Bond Fund, with each whole Share being entitled to one vote and fractional Shares being entitled to fractional votes. Only shareholders of record at the close of business on November 4, 1994, will be entitled to notice of and to vote at the Special Meeting. A majority of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund's Annual Report for the fiscal year ended September 30, 1994, is being mailed concurrently with this proxy statement. The Trust's executive offices are located on the 19th floor of Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about November 15, 1994.

                        INTRODUCTION

     This Special Meeting is called to approve or disapprove a new investment advisory contract between the Trust and Sunburst Bank, Mississippi ("Sunburst") and to elect the present Board of Trustees.
     Consideration of a new investment advisory contract is being requested on account of the pending acquisition by Union Planters Corporation ("UPC") of Grenada Sunburst System Corporation ("GSSC"). According to the terms of the acquisition, it is contemplated that GSSC will merge with and into UPC, and all the subsidiaries of GSSC will become subsidiaries of UPC. The proposed new investment advisory contract between the Trust and Sunburst would take effect at the time the acquisition is completed.
     Here are some of the factors you should consider in determining whether to approve the new investment advisory contract:
     o your Board of Trustees has unanimously approved the new investment advisory contract;
     o no change in the Fund's investment objective or investment policies will take place;
     o there will be no change in the fees payable by the Fund for advisory services; and
     o the present Board of Trustees has been advised that those persons currently responsible for providing investment advice to the Fund will continue to do so following the completion of the acquisition.

         APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
             ADVISORY CONTRACT ("NEW CONTRACT")

     Sunburst, located at 2000 Gateway, P.O. Box 947,
Grenada, Mississippi 38901, serves as investment adviser to the Fund pursuant to an investment advisory contract dated
October 1, 1993 (the "Present Contract"). Sunburst is a wholly-owned subsidiary of GSSC, a multi-bank holding company.

     GSSC announced that it had entered into a definitive Agreement and Plan of Reorganization, dated July 1, 1994, to be acquired by UPC, a bank holding company headquartered in Memphis, Tennessee (the "Acquisition"). See "Proposed Acquisition of Grenada Sunburst System Corporation." Completion of the transaction contemplated by the Acquisition will cause Sunburst to become an indirect wholly owned subsidiary of the resulting company. To the extent the Acquisition might be deemed to result in a change in ownership of Sunburst, it would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, although Sunburst will remain the entity responsible for providing investment advisory services to the Fund following the Acquisition, approval of the New Contract by the shareholders of the Fund is being sought in order to avoid any possible issue with respect to provision of advisory services to the Fund.

     On August 25, 1994, the Trustees of the Trust, including a majority of the Trustees who are not parties to the investment advisory contract or "interested persons" (as that term is defined in the 1940 Act) of any such party (hereafter referred to as "Independent Trustees"), unanimously approved the New Contract with Sunburst and directed that it be submitted to shareholders for their approval. The terms of the New Contract are identical in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the completion of the Acquisition (the "Closing Date"). It is currently expected that the Closing Date will occur on or about December 31, 1994.

     Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.
     The Present Contract was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 1993 and by Federated Administrative Services, as sole shareholder of the Fund by written unanimous consent on October 27, 1993. As under the terms of the Present Contract, the New Contract provides that, subject to the direction of the Board of Trustees, Sunburst will provide investment research, advice, management and supervision of the investments of the Fund and will conduct a continuous program of investment evaluation and sale or other disposition and reinvestment of the Fund's assets. For its services, Sunburst is entitled to receive an annual investment advisory fee of .74 of 1% of the average daily net assets of the Fund.

     Both the Present Contract and the New Contract provide that the Fund shall pay all of its own expenses and its allocable share of Trust expenses. These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in the Fund's prospectus. Both the Present Contract and the New Contract provide that Sunburst may, from time to time, and for such periods as it deems appropriate, reduce its compensation by voluntarily limiting the expenses of the Fund. During the fiscal year ended September 30, 1994, Sunburst earned investment advisory fees of $74,167 and waived advisory fees in the amount of $74,167.

     If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees or by "Majority Shareholder Vote" (as defined below). The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Sunburst has the right, in any year, to notify the Fund in writing at least 60 days before the New Contract anniversary date, that it does not desire a renewal of the New Contract. The New Contract may be terminated by the Trustees or a Majority Shareholder Vote at any time without penalty by giving Sunburst 60 days' written notice. The New Contract may not be assigned by Sunburst and shall terminate automatically in the event of an assignment as defined in the 1940 Act. The New Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by a Majority Shareholder Vote.
     As does the Present Contract, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Contract, Sunburst shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.
     Approval of the New Contract requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less ("Majority Shareholder Vote"). If the New Contract is approved by shareholders and the Acquisition is completed, the New Contract will be executed and become effective on the Closing Date. In the event the Acquisition is not completed, the Present Contract will continue in accordance with its terms. If the Acquisition is completed and the New Contract is not approved by the shareholders of the Trust, the Board of Trustees will consider what actions should be taken, including but not limited to requesting that Sunburst perform investment advisory services without cost until a new investment advisory contract is approved by the shareholders.
     There are various conditions precedent to the completion of the Acquisition including approval by the shareholders of GSSC and UPC, and approval of regulatory authorities. Shareholders of the Fund are not being asked to vote on the Acquisition.

 PROPOSED ACQUISITION OF GRENADA SUNBURST SYSTEM CORPORATION

     The terms of the Acquisition provide that upon completion of the Acquisition of GSSC with and into UPC, the outstanding shares of GSSC common stock will be automatically converted into the right to receive whole shares of UPC common stock and cash payments for fractional shares based on an exchange ratio set forth in the terms of the Acquisition, and each outstanding common share of UPC will remain outstanding.

     Completion of the Acquisition is subject to the satisfaction of certain conditions including the receipt of all necessary regulatory approvals and the approval of the shareholders of UPC and GSSC of the Acquisition. The acquisition agreement may be terminated and the Acquisition abandoned at any time prior to the Closing Date by the mutual consent of UPC and GSSC or upon the occurrence of other events specified in the acquisition agreement.
Completion of the Acquisition will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur on or about December 31, 1994.


       TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

     The New Contract was unanimously approved by the Board of Trustees of the Trust including the Independent Trustees of the Trust at a meeting held on August 25, 1994. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Fund. The Trustees have received from Sunburst and reviewed such information as the Trustees believe to be relevant to the Trustees' considerations. In connection with the approval of the New Contract, the Trustees were advised by Sunburst that those persons currently responsible for management of Fund assets will have similar responsibilities to the Fund subsequent to completion of the Acquisition. The Trustees considered information relating to Sunburst and the consolidated entity that would result from the Acquisition, including present capabilities and expertise in serving as investment adviser to the Fund, as well as to other investment companies, as noted below. They also considered the nature and quality of services provided by Sunburst, the investment record of the Fund, comparative data as to the advisory fees and expenses, and such other information as the Trustees believed to be relevant. The Trustees also were advised that all mutual fund activities of the combined entities would be examined subsequent to completion of the Acquisition in order to determine whether further efficiencies can be realized.
     The Trustees are unable to predict whether changes will be recommended which would materially impact Fund operations. The Trustees also considered the fact that no changes in the compensation payable to Sunburst were proposed. After consideration of these facts, the Trustees, including the Independent Trustees, concluded that Sunburst is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Fund.
     The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the new investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. Although it is not clear that this provision of the 1940 Act would be applied in connection with the proposed Acquisition, the Board of Trustees of the Trust has requested and received assurances from Sunburst that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.

  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
      THAT THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
                      ADVISORY CONTRACT



                 UNION PLANTERS CORPORATION

     Union Planters Corporation is a Tennessee-chartered corporation, and is registered as a bank holding company and a savings and loan holding company. Headquartered in Memphis, Tennessee, UPC is the third largest bank headquartered in Tennessee and operates 233 banking offices in Tennessee, Mississippi, Alabama, Arkansas, and Kentucky. UPC had total assets of approximately $6.7 billion as of June 30, 1994.

     Union Planters National Bank, a wholly owned subsidiary of UPC, acts as investment adviser to The Planters Funds, which is comprised of one mutual fund, Tennessee Tax-Free Bond Fund which has an investment advisory fee at an annual rate equal to 0.75% of the Fund's average daily net assets and its approximate net assets as of September 30, 1994 are $38.9 million.
     The principal executive officers and directors of UPC are set forth below. Unless otherwise noted, the position listed under Principal Occupation is with UPC:


Name                       Position with UPC          Principal Occupation

Benjamin W. Rawlins, Jr.   Chairman, CEO, and
                           Director                   Chairman and CEO, Union
                                                      Planters National Bank


Jackson W. Moore           President, COO, and Director         None

James A. Gurley            Executive Vice President             None

John W. Parker             Executive Vice President             None
                           and Chief Financial Officer

M. Kirk Walters            Senior Vice President,               None
                           Treasurer, and Chief
                           Accounting Officer

J. F. Springfield          Executive Vice President,            None
                           Secretary, and General Counsel


Albert M. Austin           Director                        Chairman, Cannon,
                                                           Austin and Cannon,
                                                           Inc.

Marvin  E. Bruce           Director                        Retired, TBC
                                                           Corporation

George W. Bryan            Director                        Senior Vice
                                                           President, Sara Lee
                                                           Corporation

Robert B. Colbert, Jr.     Director                        Retired,
                                                           Signal Apparel Co.,
                                                           Inc.


C. J. Lowrance, III        Director                        President, Lowrance
                                                           Brothers & Co., Inc.

Stanley D. Overton         Director                        Vice Chairman, Union
                                                           Planters National
                                                           Bank

Dr. V. Lane Rawlins        Director                       President, Memphis
                                                          State University

Mike P. Sturdivant         Director                       President, Duc West
                                                          Gin Co., Inc.

Richard A. Trippeer, Jr.   Director                       President,
                                                          R.A. Trippeer, Inc.

      GRENADA SUNBURST SYSTEM CORPORATION AND SUNBURST

     Sunburst Bank, Mississippi, is a wholly-owned subsidiary of Grenada Sunburst System Corporation, a multi-bank holding company, both of which are headquartered in Grenada, Mississippi. Sunburst is a Mississippi banking corporation chartered under the laws of Mississippi. GSSC is a corporation chartered under the laws of Delaware, is a registered bank holding company, and is engaged in banking and financial service activities through its major operating areas, which, in addition to Sunburst Bank, Mississippi, include Sunburst Bank, Louisiana; Sunburst Mortgage Corporation; Sunburst Financial Group, Inc., a registered broker-dealer and investment adviser; Sunburst Trust, which provides asset and investment management; and Rapid Finance, a small loan company. GSSC provides a full range of banking, financial and trust services to individuals and small and commercial businesses through its subsidiaries operating in 122 locations in 58 communities throughout the state of Mississippi and in Baton Rouge, Louisiana. GSSC and its affiliates have been the banking and financial services business for over 100 years, with approximately $2.5 billion in total assets as of September 30, 1994. The adviser has not previously served as an investment adviser to a registered investment company.

     The principal executive officers and directors of Sunburst are set forth below. Unless otherwise noted, the position listed under Principal Occupation is with Sunburst:

Name                Position with Sunburst           Principal Occupation

James T. Boone         President, Chief Executive              None
                       Officer and Director

Daniel L. Holland      Executive Vice President                None

James A. Baker         Executive Vice President                None

J. Daniel Garrick, III  Senior Executive                       None
                        Vice President

Don W. Ayres            Senior Executive                       None
                        Vice President

Jerry A. Pegg           Executive Vice President               None

James L. Brown          Regional Executive                     None

Thomas H. Carroll, Jr.   Regional Executive                    None

E. Jackson Garner        Regional Executive                    None

Todd Mixon               Regional Executive                    None

Frank W. Smith           Senior Executive                      None
                         Vice President


L.P. Bays                Director                             Retired


R.E. Beck                Director                          Chairman of the
                                                           Board


Charles W. Capps, Jr.    Director                          President,
                                                           Capps Insurance

Rev. Merlin Dean Conoway Director                          District
                                                           Superintendent,
                                                           Starkville District
                                                           United Methodist
                                                           Church

Jack deMange             Director                          Retired

C.D. Denton              Director                          President, Denton
                                                           Co., Inc.;
                                                           President, Cedar
                                                           Ridge Dairy;
                                                           President, David
                                                           Inc.; Partner,
                                                           Denton Brothers

W. H. Frazer, Jr.        Director                          Retired President,
                                                           Sunburst Bank,
                                                           Clarksdale

E. Jack Garner           Director                         President and CEO,
                                                          Sunburst Bank,
                                                          Jackson

Dr. George Marion Harmon  Director                        President,
                                                          Millsaps College

R. Harvey Henderson, Sr.  Director                        Attorney

Julian E. Johnson, Jr.    Director                        President,
                                                          Johnson Independent
                                                          Co., Inc.

Dorris H. Jones           Director                        Retired Owner, Jones
                                                          Men's Wear

Burrell O. McGee          Director                        President, Sunburst
                                                          Bank, Leland

Robert C. McNeel          Director                        Investments


G.M. Moore                Director                        Retired Chairman of
                                                          the Board


W.A. Percy, II            Director                        Manager, Trail Lake
                                                          Enterprises

David E. Pryor            Director                        President, Pryor
                                                          Implement Co., Inc.

J.H. Sherard, IV          Director                        Manager and Partner,
                                                          John H. Sherard &
                                                          Son

Ray K. Smith              Director                        Chairman of the
                                                          Executive Committee;
                                                          Retired President,
                                                          Grenada Sunburst
                                                          System Corporation


Thomas Maury Thames, Jr.  Director                       President,
                                                         Reeder, Street, &
                                                         Thomas, Inc.

Katherine H. Whitaker     Director                       Owner and
                                                         Manager, Whitaker
                                                         Furniture Company

F. Kent Wyatt             Director                       President, Delta
                                                         State University


                   PORTFOLIO TRANSACTIONS

     All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint.
Subject to review by the Board of Trustees, the investment adviser makes decisions on and selects brokers or dealers for portfolio transactions based on their ability to promptly execute purchase and sale orders at a favorable price. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of portfolio instruments from and their sale to dealers are executed with recognized dealers in these portfolio instruments except when a better execution and price can be obtained elsewhere.
     The investment adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to the investment adviser, to advisers who are affiliates of the investment adviser or to accounts advised by those companies. Such services may be useful to Sunburst in serving both the Fund and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Sunburst in carrying out its obligations to the Fund.
     The investment adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the investment adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the investment adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to the investment adviser or its affiliates. The investment adviser does not lower its fee as a consequence of receiving such services.

     During the fiscal year ended September 30, 1994, the Fund paid no brokerage commissions on brokerage transactions.



                    ELECTION OF TRUSTEES


     At the Special Meeting, votes will be taken on the election of the following persons (which comprise the Board of Trustees as of the record date) as Trustees of the Trust to hold office until the election and qualification of their successors. All of the nominees are presently serving as Trustees. All nominees have served in that capacity continuously since July 12, 1993, the date the Trust was created. All nominees have consented to serve if elected. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting.

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written
instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding Shares of the Trust. In
case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of
electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.
                      Principal Occupations
                      during the past five years,
Name                  Affiliations and Address              Age

John F. Donahue@*     Chairman and Trustee, Federated       70
Chairman and Trustee  Investors, Federated Advisers,
                      Federated Management, and
                      Federated Research; Chairman
                      and Director, Federated
                      Research Corp.; Chairman,
                      Passport Research, Ltd.;
                      Director, AEtna Life and
                      Casualty Company; Chief
                      Executive Officer and Director,
                      Trustee, or Managing General
                      Partner of the Funds.  Mr.
                      Donahue is the father of J.
                      Christopher Donahue, Vice
                      President of the Trust.
                      Federated Investors Tower,
                      Pittsburgh, PA.

Edward C. Gonzales*   Vice President, Treasurer, and Trustee,           64
President, Treasurer, Federated Investors;
Trustee               Vice President and
                      Treasurer, Federated Advisers,
                      Federated Management, Federated
                      Research, Federated Research
                      Corp., and Passport Research,
                      Ltd.; Executive Vice President,
                      Treasurer, and Director,
                      Federated Securities Corp.;
                      Trustee, Federated Services
                      Company and Federated
                      Shareholder Services; Chairman,
                      Treasurer, and Trustee,
                      Federated Administrative
                      Services; Trustee or Director
                      of some of the Funds; Vice
                      President and Treasurer of the
                      Funds.  Federated Investors
                      Tower, Pittsburgh, PA.

                      Principal Occupations
                      during the past five years,
Name                  Affiliations and Address              Age

John T. Conroy, Jr.   President, Investment Properties      57
Trustee               Corporation; Senior Vice-
                      President, John R. Wood and
                      Associates, Inc., Realtors;
                      President, Northgate Village
                      Development Corporation;
                      Partner or Trustee in private
                      real estate ventures in
                      Southwest Florida; Director,
                      Trustee, or Managing General
                      Partner of the Funds; formerly,
                      President, Naples Property
                      Management, Inc.  Wood/IPC
                      Commercial Department, John R.
                      Wood and Associates, Inc.,
                      Realtors, 3255 Tamiami Trail
                      North, Naples, FL.

William J. Copeland   Director and Member of the Executive         76
Trustee               Committee, Michael Baker, Inc.;
                      Director, Trustee, or Managing
                      General Partner of the Funds;
                      formerly, Vice Chairman and
                      Director, PNC Bank, N.A., and
                      PNC Bank Corp. and Director,
                      Ryan Homes, Inc.  One PNC Plaza-
                      23rd Floor, Pittsburgh, PA.

James E. Dowd         Attorney-at-law; Director, The Emerging       72
Trustee               Germany Fund, Inc.; Director,
                      Trustee, or Managing General
                      Partner of the Funds; formerly,
                      Director, Blue Cross of
                      Massachusetts, Inc.  571
                      Hayward Mill Road, Concord, MA.

Lawrence D. Ellis, M.D. Hematologist, Oncologist, and Internist,      62
Trustee               Presbyterian and Montefiore
                      Hospitals; Professor of
                      Medicine and  Trustee,
                      University of Pittsburgh;
                      Director of Corporate Health,
                      University of Pittsburgh
                      Medical Center; Director,
                      Trustee, or Managing General
                      Partner of the Funds.  3471
                      Fifth Avenue, Suite 1111,
                      Pittsburgh, PA.

Edward L. Flaherty, Jr. Attorney-at-law; Partner, Meyer and           70
Trustee               Flaherty; Director, Eat'N Park
                      Restaurants, Inc., and
                      Statewide Settlement Agency,
                      Inc.; Director, Trustee, or
                      Managing General Partner of the
                      Funds; formerly, Counsel,
                      Horizon Financial, F.A.,
                      Western Region.  5916 Penn
                      Mall, Pittsburgh, PA.

Peter E. Madden       Consultant; State  Representative,              52
Trustee               Commonwealth of Massachusetts;
                      Director, Trustee, or Managing
                      General Partner of the Funds;
                      formerly, President, State
                      Street Bank and Trust Company
                      and State Street Boston
                      Corporation and Trustee, Lahey
                      Clinic Foundation, Inc.  225
                      Franklin Street, Boston, MA.


Gregor F. Meyer       Attorney-at-law; Partner, Meyer and              68
Trustee               Flaherty; Chairman, Meritcare,
                      Inc.; Director, Eat'N Park
                      Restaurants, Inc.; Director,
                      Trustee, or Managing General
                      Partner of the Funds; formerly,
                      Vice Chairman, Horizon
                      Financial, F.A.  5916 Penn
                      Mall, Pittsburgh, PA.

Wesley W. Posvar      Professor, Foreign Policy and  Management        69
Trustee               Consultant; Trustee, Carnegie
                      Endowment for International
                      Peace, RAND Corporation, OnLine
                      Computer Library Center, Inc.,
                      and U.S. Space Foundation;
                      Chairman, Czecho Slovak
                      Management Center; Director,
                      Trustee, or Managing General
                      Partner of the Funds; President
                      Emeritus, University of
                      Pittsburgh; formerly, Chairman,
                      National Advisory Council for
                      Environmental Policy and
                      Technology.  1202 Cathedral of
                      Learning, University of
                      Pittsburgh, Pittsburgh, PA.

Marjorie P. Smuts     Public relations/marketing consultant;        59
Trustee               Director, Trustee, or Managing
                      General Partner of the Funds.
                      4905 Bayard Street, Pittsburgh,
                      PA.

* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
_ Member of the Trust's Executive Committee.  The Executive
  Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
     "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; The Medalist Funds: Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; World Investment Series, Inc.
     If any nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee of the Board of Trustees. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee.

     During the fiscal year ended September 30, 1994, there were 4 meetings of the Board of Trustees. The Trustees who are not interested persons of the Trust as a group waived their fees. The interested Trustees do not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at the meeting.

     Other than its Executive Committee, which handles the Board's responsibilities between meetings of the Board, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.
     Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended September 30, 1994, there were 4 meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.
     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and ages (in parentheses) of the executive officers of the Trust who are not listed above under "Election of Trustees" and their principal occupations during the last five years are as follows: J. Christopher Donahue (45), Vice President of the Trust; is President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust. Richard
B. Fisher (71), Vice President of the Trust is Executive Vice President and Trustee, Federated Investors; Director, Federated Research Corp.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds. John W. McGonigle (56), Vice President and Secretary of the Trust; is Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President and Secretary, Federated Research Corp. and Passport Research, Ltd.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Secretary and Trustee, Federated Shareholder Services; Executive Vice President and Director, Federated Securities Corp.; Vice President and Secretary of the Funds. Margaret P. Tessaro
(47), Vice President and Assistant Treasurer of the Trust; is Vice President, Federated Administrative Services and Vice President and Assistant Treasurer of some of the Funds; formerly, Vice President and Director, Marketing Communications, Federated Investors. Each of these executive officers has been an officer of the Trust since July 12, 1993.
     Officers and Trustees own less than 1% of the Fund's outstanding Shares.

     Federated Administrative Services is the Trust's administrator. For the fiscal year ended September 30, 1994, administrative fees were $105,205, of which $49,350 was waived.

     Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors.
Their address is Federated Investors Tower, Pittsburgh,
Pennsylvania 15222-3779.

  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
   THAT THE SHAREHOLDERS APPROVE THE ELECTION OF TRUSTEES


                     FEDERATED INVESTORS


     The following officers and Trustees of Federated Investors are also executive officers of the Trust. All of the Class A Shares (Voting) of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman, Chief Executive Officer and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and
J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer and Trustee of Federated Investors.* Officers and Trustees of the Trust who own Class B Shares (Non-Voting), their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Trustee, Chairman and Chief Executive Officer (774,653); J. Christopher Donahue*, Trustee, President and Chief Operating Officer (835,420); Edward C. Gonzales*, Trustee, Vice President, and Treasurer (400,000); John W. McGonigle*, Trustee, Vice President, General Counsel, and Secretary (1,000,000); and Richard B. Fisher*, Trustee, Vice President and Assistant Secretary (1,280,000).

     * The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned partnerships or other business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held by spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.


                    INDEPENDENT AUDITORS

     Representatives of KPMG Peat Marwick, the independent auditors for the Trust, are not expected to be present at the Special Meeting, but, if in attendance, they will be given the opportunity to make a statement if they so desire and will otherwise be available should any matter arise requiring their presence.


OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.
     The following is a list of shareholders who, to the best knowledge of the Trust, are the owners of more than 5% of the outstanding Shares of the Trust as of November 4, 1994: MSBK & Co., Sunburst Bank, Attn: Trust Department, Jackson, Mississippi, held of record, on behalf of numerous accounts, approximately 977,207 Shares (75.97%); Stephens Inc., Little Rock, Arkansas, owned approximately 167,386 Shares (13.01%) (Stephens Inc. acts as shareholder for the benefit of individual investors); and Capbat & Company, Sunburst Bank, Attn: Trust Department, Baton Rouge, Louisiana, held of record, on behalf of numerous accounts, approximately 131,247 Shares (10.20%).

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.
No postage is necessary.

                                             By Order of the Trustees

                                             John W. McGonigle
                                             Secretary


November 15, 1994

                              ("PRESENT CONTRACT")  EXHIBIT A

                       SUNBURST FUNDS

                INVESTMENT ADVISORY CONTRACT

     This Contract is made this 1st day of October, 1993, between Sunburst Bank, Mississippi, a state-chartered bank, its principal place of business in Grenada, Mississippi (the "Adviser"), and Sunburst Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").
     WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and
     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.
     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.
     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.
     3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.
     4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.
     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.
     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.
     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.
     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.
     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.
     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.
     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.
     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.
     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.
     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.
     16. The parties hereto acknowledge that Grenada Sunburst System Corporation has reserved the right to grant the non-exclusive use of the name "Sunburst" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Sunburst." The name "Sunburst" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Grenada Sunburst System Corporation and the Trust.
                          EXHIBIT A
                           to the
                Investment Advisory Contract

      Sunburst Short-Intermediate Government Bond Fund

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .74 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .74 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.


     Witness the due execution hereof this 1st day of October, 1993.

Attest:                       SUNBURST BANK, MISSISSIPPI

/s/ Jerry A. Pegg             By: /s/ Frank W. Smith
                              Secretary Vice President


Attest:                       SUNBURST FUNDS

/s/ John W. McGonigle         By: /s/ J. C. Donahue
                              Secretary Vice President


                                  ("NEW CONTRACT")  EXHIBIT B

                       SUNBURST FUNDS
                           FORM OF
                INVESTMENT ADVISORY CONTRACT

     This Contract is made this 1st day of January, 1995, between Sunburst Bank, Mississippi, a state-chartered bank having its principal place of business in Grenada, Mississippi (the "Adviser"), and Sunburst Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").
     WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and
     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.
     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.
     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.
     3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.
     4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.
     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.
     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.
     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.
     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.
     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, Trust, or Trusts at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.
     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.
     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.
     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.
     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.
     14. The parties hereto acknowledge that Grenada Sunburst System Corporation, has reserved the right to grant the non-exclusive use of the name "Sunburst" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Sunburst." The name "Sunburst" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Sunburst Bank, Mississippi and the Trust.
     15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
     16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                          EXHIBIT A
                           to the
                Investment Advisory Contract

      Sunburst Short-Intermediate Government Bond Fund

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.74 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.74 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser monthly.


     Witness the due execution hereof this 1st day of January, 1995.

Attest:                       SUNBURST BANK, MISSISSIPPI

                              By:
                                   Secretary Executive Vice President


Attest:                       SUNBURST FUNDS

                              By:
                                   Assistant Secretary Vice President










867094104
006782(11/94)                                        SRT 411026



SUNBURST FUNDS
SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND
SPECIAL MEETING OF SHAREHOLDERS DECEMBER 16, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND, an investment portfolio of SUNBURST FUNDS, hereby appoint Patricia L. Godlewski, Patricia F. Conner, Scott Tretter, Suzanne W. Land and Victor R. Siclari, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 16, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

    (1)      To  approve  or  disapprove  a  new  Investment
       Advisory Contract between Sunburst Bank, Mississippi and the Trust;

    (2)To elect the Board of Trustees; and

    (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the Shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. The appproval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE BALLOT SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE MAIL-IN-STUB, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

SUNBURST SHORT-INTERMEDIATE
GOVERNMENT BOND FUND

RECORD DATE SHARES                  PROXY VOTING MAIL-IN STUB

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties must sign.

                                PROPOSAL (S):

                               1)  FOR ____   AGAINST ____   ABSTAIN ____

                               PROPOSAL 2:  ELECTION
                               OF TRUSTEES.
                                      To withhold authority
                                to vote for a nominee, strike
                                a line through the nominee's
                                name below:

                                ____  FOR all nominees  listed below
                                ____  Vote withheld for all nominees listed
                                      below
                                ____ FOR all nominees listed below (except as marked to the contrary below)

                               John F. Donahue           John T. Conroy, Jr.
                               William J. Copeland       James E. Dowd
                               Lawrence D. Ellis, M.D.   Edward L. Flaherty, Jr.
                               Edward C. Gonzales        Peter E. Madden
                               Gregor F. Meyer           Wesley W. Posvar
                               Marjorie P. Smuts

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)